                                                                     EXHIBIT 4.1

               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                  INCORPORATED UNDER THE LAWS OF THE STATE OF

                                    NEVADA

    NUMBER                                                        SHARES
+-------------+                    Indexonly                 +--------------+
|    1294     |                                              |              |
+-------------+                Technologies, Inc.            +--------------+
                                                           CUSIP NO. 45408W 10 2

         AUTHORIZED COMMON STOCK: 10,000,000 SHARES FAIR VALUE: $.001


THIS CERTIFIES THAT


IS THE RECORD HOLDER OF


              Shares of INDEXONLY TECHNOLOGIES, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon contender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers


Dated:
                           [INDEXONLY TECHNOLOGIES, INC.
                                    CORPORATE
/s/ Norm Friend                       SEAL             /s/ Cliff Sweeney
--------------------------           NEVADA]           -------------------------
                 SECRETARY                                             PRESIDENT

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

   TEN COM - as tenants in common                             UNIF GIFT MIN ACT - ..........Custodian...........
   TEN ENT - as tenants by the entireties                                           (Cust)              (Minor)
   JT TEN  - as joint tenants with right of                                        under Uniform Gifts to Minors
             survivorship and not as tenants                                       Act..........................
             in common                                                                        (State)


     Additional abbreviations may also be used though not in the above list.

   For Value Received,                hereby sell, assign and transfer unto
                       --------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
+------------------------------------+
|                                    |
+------------------------------------+


--------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          Shares
-------------------------------------------------------------------------

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------


       -------------------------------------------------------------------------
       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
         WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
              ALTERATION OR ENLARGEMENT OR ANY OTHER CHANGE WHATEVER